Effective immediately, the sub-sections entitled “Ownership of Fund Shares” and “Other Accounts” in Appendix C entitled “Portfolio Manager(s)” are hereby restated with respect to Eric B. Fischman, Paul J. Gordon, and MFS Mid Cap Growth Series:

Ownership of Fund Shares
The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of June 30, 2011. The following dollar ranges apply:

N. None
A. $1 – $10,000
B. $10,001 – $50,000
C. $50,001 – $100,000
D. $100,001 – $500,000
E. $500,001 – $1,000,000
F. Over $1,000,000

N – Because the Funds serve as underlying investment vehicles for variable annuity and life contracts, the portfolio managers are not eligible to invest directly in the Funds. Therefore, no portfolio manager owned shares of a fund.

Other Accounts
In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of  June 30, 2011 were as follows:

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets
Mid Cap Growth Series	Eric Fischman	Registered Investment Companies*	12	$7.5 billion
		Other Pooled Investment Vehicles	2	$196.5 million
		Other Accounts	3	$9.1 million

	Paul J. Gordon	Registered Investment Companies*	3	$1.2 billion
		Other Pooled Investment Vehicles	1	$181.5 million
		Other Accounts	0	N/A

* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.